EXHIBIT 10.3
SHAREHOLDER VOTING AGREEMENT
This Shareholder Voting Agreement (this “Agreement”) is made and entered into as of October 22, 2015, by and among Heartland Financial USA, Inc., a Delaware corporation (“Heartland”), CIC Bancshares, Inc., a Colorado corporation (“CIC”), and the other persons who are signatories hereto (referred to herein individually as a “Shareholder” and collectively as the “Shareholders”).
RECITALS
A.Concurrently with the execution and delivery hereof, Heartland and CIC are entering into a Merger Agreement of even date herewith (as it may be amended from time to time pursuant to the terms thereof, the “Merger Agreement”), which provides for the merger (the “Merger”) of CIC with and into Heartland.

B.Each Shareholder is the beneficial owner (as defined in Rule 13d‑3 under the Securities Exchange Act of 1934, as amended) of the number of shares of CIC Class A Common Stock, $.01 par value (“Class A Common Stock”), Class B Common Stock, no par value (“Class B Common Stock”), and/or 7% Senior Non-Cumulative Perpetual Convertible Preferred Stock, Series B (the “Series B Preferred Stock”) as is indicated on the signature page of this Agreement.

C.In consideration of the execution and delivery of the Merger Agreement by Heartland, the Shareholders desire to agree to vote the Shares (as defined herein) over which Shareholders have voting power so as to facilitate the consummation of the Merger.

NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:
1.Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.
“Expiration Date” means the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article 8 thereof or (ii) the Effective Time.
“Shares” means (i) all shares of Class A Common Stock, Class B Common Stock and/or Series B Preferred Stock owned, beneficially or of record, by a Shareholder as of the date hereof, and (ii) all additional shares of Class A Common Stock, Class B Common Stock and/or Series B Preferred Stock acquired by a Shareholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date.
“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or suffrage of a lien or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.
2.Transfer Restrictions. At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, no Shareholder shall, except in connection with the Merger or as the result of the death of such Shareholder, Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto, unless each Person to which any of such Shares, or any interest in any of such Shares, is or may be Transferred shall have: (i) executed a counterpart of this Agreement, and (ii) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

3.Right to Vote.

(a)As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Shareholder Meeting, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except for this Agreement or as otherwise permitted by this Agreement, each Shareholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by such Shareholder, in favor of the approval and authorization of the Merger, the Merger Agreement and the other transactions contemplated thereby (collectively, the “Proposed Transaction”) without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing, no Shareholder has entered into any voting agreement (other than this Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting such Shareholder’s legal power, authority or right to vote the Shares on any matter. If a Shareholder is the beneficial owner, but not the record holder, of the Shares, such Shareholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in favor of the approval and authorization of the Proposed Transaction.

(b)From and after the date hereof, except as otherwise permitted by this Agreement or prohibited by order of a court of competent jurisdiction, no Shareholder will commit any act that could restrict or otherwise affect such Shareholder’s legal power, authority and right to vote all of the Shares then owned of record or beneficially by such Shareholder. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, from and after the date hereof, no Shareholder will enter into any voting agreement with any person or entity with respect to any of the Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting such Shareholder’s legal power, authority or right to vote the Shares in favor of the approval of the Proposed Transaction.

4.Agreement to Vote Shares.

(a)Prior to the Expiration Date, at every meeting of the shareholders of CIC called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of CIC, each Shareholder (solely in the Shareholder’s capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to Section 5 of this Agreement, vote (i) in favor of approval of the Proposed Transaction, (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any of the following (to the extent unrelated to the Proposed Transaction): (A) any merger, consolidation or business combination involving CIC other than the Proposed Transaction; (B) any sale, lease or transfer of all or substantially all of the assets of CIC; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of CIC; or (D) any other action that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Proposed Transaction (each of (ii) and (iii), a “Competing Transaction”).

(b)Notwithstanding any other provision of this Agreement, no Shareholder will be required to vote in favor of the Proposed Transaction or in any other manner required pursuant to Section 4(a) (nor will the irrevocable proxy apply) if, and only if, CIC and Heartland amend the Merger Agreement and either (i) such amendment is not approved by the Board of Directors of CIC or a special committee thereof or (ii) such amendment results in the Shareholder receiving different treatment or consideration for such Shareholder’s Shares than is received on a per share basis by the other Shareholders for Shares of the same class or series.

5.Grant of Irrevocable Proxy.

(a)Each Shareholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Heartland and each of its executive officers and any of them, in their capacities as officers of Heartland, such Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares in favor of approval and authorization of the Proposed Transaction.

(b)Each Shareholder represents that any proxies heretofore given in respect of such Shareholder’s shares that may still be in effect are not irrevocable, and that any such proxies are hereby revoked.

(c)Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

(d)The attorneys and proxies named in paragraph 5(a) above may not exercise this irrevocable proxy to vote on any matter except as provided above. Each Shareholder may vote the Shares held by such Shareholder on all other matters.

6.No Solicitation. No Shareholder, solely in such Shareholder’s capacity as a shareholder, shall directly or indirectly, (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that would reasonably be expected to lead to an Acquisition Proposal, (ii) except as CIC may be permitted pursuant to the Merger Agreement, furnish any information regarding CIC to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (iii) except as CIC may be permitted pursuant to the Merger Agreement, engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction.

7.Action in Shareholder Capacity Only. No Shareholder is making any agreement or understanding herein as director, employee, officer or agent of CIC. Each Shareholder is signing solely in such Shareholder’s capacity as a record holder and beneficial owner of Shares, and nothing herein shall limit or affect any actions taken in such Shareholder’s capacity as a director, employee, officer or agent of CIC.

8.Additional Representations and Warranties of Shareholder. Each Shareholder, severally but not jointly, hereby represents and warrants to Heartland as follows: (i) the Shareholder is the beneficial or record owner of the Shares indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, claims, charges, restrictions, options or encumbrances; (ii) the Shareholder does not beneficially own any securities of CIC other than the Shares set forth on the signature page of this Agreement; and (iii) the Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 5; (iv) this Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against such Shareholder in accordance with its terms; and (v) the execution and delivery of this Agreement and the performance by the Shareholder of such Shareholder’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Shareholder is a party or by which the Shareholder (or any of such Shareholder’s assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect the Shareholder’s ability to perform such Shareholder’s obligations under this Agreement or render inaccurate any of the representations made by such Shareholder herein.

9.Exchange of Shares; Waiver of Rights of Appraisal; Regulatory Approvals. If the Merger is consummated, the Shares shall, pursuant to the terms of the Merger Agreement, be exchanged for the consideration provided in the Merger Agreement. Each Shareholder hereby waives any rights of appraisal with respect to the Merger, or rights to dissent from the Merger, that such Shareholder may have. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required Governmental Authorization.

10.Confidentiality. Each Shareholder recognizes that successful consummation of the transactions contemplated by the Merger Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Shareholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such Shareholder’s counsel and advisors, if any) without the prior written consent of Heartland and CIC, except for disclosures Shareholder’s counsel advises are necessary in order to fulfill any Law, in which event Shareholder shall give notice of such disclosure to Heartland and CIC as promptly as practicable so as to enable Heartland and CIC to seek a protective order from a court of competent jurisdiction with respect thereto.

11.Termination. This Agreement shall automatically terminate and be of no further force or effect whatsoever as of the Expiration Date.

12.Miscellaneous Provisions.

(a)Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by Heartland, CIC and the Shareholder against which it is enforced.

(b)Entire Agreement. This Agreement (and the Merger Agreement with respect to Heartland and CIC) constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings and representations and warranties, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

(c)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d)Consent to Jurisdiction; Venue. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state courts of the State of Colorado and to the jurisdiction of the United States District Court for the District of Colorado, and (b) agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in any state or federal court sitting in the State of Colorado.

(e)WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(f)Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

(g)Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, without limitation, each Shareholder’s estate upon the death of such Shareholder, provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without prior written consent of the other parties hereto, except as expressly contemplated by Section 2, and except that Heartland, without obtaining the consent of any other party hereto, shall be entitled to assign this Agreement or all or any of its rights or obligations hereunder to any one or more Affiliates of Heartland, but no assignment by Heartland under this Section 12(g) shall relieve Heartland of its obligations under this Agreement. Any assignment in violation of the foregoing shall be void and of no effect.

(h)No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(i)Cooperation. Each Shareholder agrees to cooperate fully with Heartland and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Heartland to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Each Shareholder agrees that Heartland and CIC may publish and disclose in the Prospectus/Proxy Statement such Shareholder’s identity and ownership of Shares and the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement.

(j)Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect, and any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable; so long as, in either case, the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party.

(k)Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

(l)Specific Performance; Injunctive Relief. The parties hereto acknowledge that Heartland and CIC shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth in this Agreement. Therefore, each Shareholder hereby agrees that, in addition to any other remedies that may be available to Heartland or CIC, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

(m)Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (a) delivered to the appropriate address by hand or overnight courier (providing proof of delivery), or (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the parties at the following address, facsimile or e-mail address (or at such other address, facsimile or e-mail address for a party as shall be specified by like notice): (i) if to Heartland or CIC, to the address, e-mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and (ii) if to a Shareholder, to such Shareholder’s address, e‑mail address or facsimile shown below such Shareholder’s signature on the last page hereof.

(n)Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(o)Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(p)Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this

Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

(q)Several and Not Joint. Each of the Shareholders makes the representations, warranties and agreements contained herein individually and severally and not jointly with any other Shareholder or Person.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

HEARTLAND:

HEARTLAND FINANCIAL USA, INC.

By:	/s/ Lynn B. Fuller
	Name:	Lynn B. Fuller
	Title:	Chairman of the Board and Chief Executive Officer

CIC:

CIC BANCSHARES, INC.

By:	/s/ Kevin W. Ahern
	Name:	Kevin W. Ahern
	Title:	Chairman of the Board and Chief Executive Officer

[Shareholder Signature Pages to Follow]

SHAREHOLDER:
Quince Financial Investment Partners, LLC

By:	/s/ John P. Hill, Jr.
Name:	John P. Hill, Jr., Manager

Telephone:	303-980-4640
Address:	3900 S. Wadsworth Blvd.
Suite 440
Lakewood, CO 80235

Facsimile:
E-Mail:	jhill@quincedenver.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		318,668
Class B Common Stock:		-
Series B Preferred Stock:		333

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
Richard H. Bard, individually

Name:	/s/ Richard H. Bard

Telephone:	303-674-3910
Address:	222 Greystone Road
Evergreen, CO 80439

Facsimile:
E-Mail:	rhb@bardcapital.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :
Class B Common Stock:		83,453
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
The Bard Family LLC

/s/ Richard H. Bard
Name:	Richard H. Bard, Manager

Telephone:	303-674-3910
Address:	222 Greystone Road
Evergreen, CO 80439

Facsimile:
E-Mail:	rhb@bardcapital.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		109,013
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

/s/ David C. Beck
Name:	David C. Beck

Telephone:	262-490-0684
Address:	630 Sundown Lane
Evergreen, CO 80439

Facsimile:	262-364-2679
E-Mail:	dave.beck@me.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		4,500
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

By: David C. Beck, Owner
Name:	David C. Beck Rollover IRA at Pensco Trust

Telephone:	262-490-0684
Address:	630 Sundown Lane
Evergreen, CO 80439

Facsimile:	262-364-2679
E-Mail:	dave.beck@me.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	4,761
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
COMMUNITY BANCAPITAL, LP

By:	/s/ Frank Reppenhagen
Name:	Frank Reppenhagen, Manager

Telephone:	312-375-8693
Address:	1000 SW Broadway Ste 1010
Portland, OR 97205

Facsimile:
E-Mail:	far@cbancap.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	133,333
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
CBC Management Partners, LLC

By:	/s/ Frank Reppenhagen
Name:	Frank Reppenhagen, Manager

Telephone:	312-375-8693
Address:	1000 SW Boradway Suite 1010
Portland, OR 97205

Facsimile:
E-Mail:	far@cbancap.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	2,500
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

/s/ J. Daniel Patten
Name:	J. Daniel Patten

Telephone:	970-331-3094
Address:	3605 Endicott Dr
Boulder, CO 80305

Facsimile:
E-Mail:	DPATTEN@CICBANCSHARES.COM

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		24,453
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

/s/ Kevin W. Ahern
Name:	Kevin W. Ahern

Telephone:	303-842-8765
Address:	5570 Crestbrook Drive
Morrison, CO 80465

Facsimile:
E-Mail:	kahern@cicbancshares.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :
Class B Common Stock:		167,883
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

/s/ Kevin W. Ahern Anne M. Ahern
Name:	Kevin W. & Anne M. Ahern

Telephone:	303-842-8765
Address:	5570 Crestbrook Drive
Morrison, CO 80465

Facsimile:
E-Mail:	kahern@cicbancshares.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	51,310
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

	/s/ James L. Basey
Name:	James L. Basey

Telephone:	303-589-9147
Address:	400 S. Steele St., # 41
	Denver, CO 80209

Facsimile:
E-Mail:	JBASEY@CENTENNIALBANKING.COM

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		51,330
Class B Common Stock:		98,282
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

/s/ Scott H. Maierhofer
Name:	Scott H. Maierhofer

Telephone:	303-324-1886
Address:	7197 S. Locust Cir
Centennial, CO 80112

Facsimile:
E-Mail:	maierhofercapital@gmail.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		39,047
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

/s/ Gregory Anton
Name:	Gregory Anton

Telephone:	303-949-0284
Address:	762 E. Nichols Dr.
Littleton, CO 80122

Facsimile:
E-Mail:	ganton@ccmllp.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		11,000
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

	/s/ Glen Gillmore
Name:	Glen Gillmore

Telephone:	785-565-3636
Address:	1508 Country Club Place
	Manhatten, KS 66502

Facsimile:
E-Mail:	ggillmore@cox.net

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		2,009
Class B Common Stock:		0
Series B Preferred Stock:		67

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
RIVER BRANCH CIC INVESTMENT L.P.

Name:	/s/ Steven P. Kent
Steven P. Kent

Telephone:	312-244-6930
Address:	300 N. LaSalle St.-Suite 200
Chicago, IL 60654

Facsimile:	312-527-2772
E-Mail:	Steven.P.Kent@pjc.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	74,444
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

/s/ Steven P. Kent
Name:	Steven P. Kent

Telephone:	312-244-6930
Address:	300 N. LaSalle St.-Suite 200
Chicago, IL 60654

Facsimile:	312-527-2772
E-Mail:	Steven.P.Kent@pjc.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	20,000
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
FIRST CLEARING CORP. FBO MARY RANDALL IRA AS CUSTODIAN

By:	/s/ Mary B. Randall
Name:	Mary B. Randall

Telephone:	970-390-6432
Address:	P.O. Box 2716
Edwards, CO 81632

Facsimile:	970-926-9610
E-Mail:	mbrandall55@gmail.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	805
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
WALLINGTON TRUST

By:	/s/ Mary B. Randall, Trustee
Name:	Mary B. Randall

Telephone:	970-390-6432
Address:	P.O. Box 2776
Edwards, CO 81632

Facsimile:	970-926-9610
E-Mail:	mbrandall55@gmail.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	3,859
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
PCB Limited Partnership

By:	/s/ Jennifer W. Steans
Name:	Jennifer W. Steans, General Partner

Telephone:	312-235-4540
Address:	50 E. Washington St., Ste 400
Chicago, IL 60602

Facsimile:	312-494-1494
E-Mail:	mzehnerefic-cep.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	106,667
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
Lois L. Momson 1999 Trust

By:	/s/ Lois L. Momson
Name:	Lois L. Momson, Trustee

Telephone:	312-235-4540
Address:	50 E. Washington St., Ste 400
Chicago, IL 60602

Facsimile:	312-494-1494
E-Mail:	mzehnerefic-cep.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	22,222
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
Maxine M. Hunter Charitable Lead Annuity Trust

By:	/s/ Thomas B. Hunter IV, TTE
Name:	Thomas B. Hunter IV

Telephone:	312-235-4540
Address:	50 E. Washington St., Ste 400
Chicago, IL 60602

Facsimile:	312-494-1494
E-Mail:	mzehnerefic-cep.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	88,889
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

	/s/ Robert G. Tointon
Name:	Robert G. Tointon

Telephone:	970-353-7000
Address:	Post Office Box 9
	Greeley, CO 80632

Facsimile:
E-Mail:

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		32,242
Class B Common Stock:
Series B Preferred Stock:		167

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:
Phelps-Tointon, Inc.

By:	/s/ Travis W. Gillmore
Name:	Vice President Travis W. Gillmore, ITS

Telephone:	970-313-2451
Address:	Post Office Box 9
Greeley, CO 80632

Facsimile:
E-Mail:

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :	122,597
Class B Common Stock:
Series B Preferred Stock:

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

	/s/ Travis W. Gillmore
Name:	Travis W. Gillmore

Telephone:	970-313-2451
Address:	2665 54th Avenue
	Greeley, CO 80634

Facsimile:
E-Mail:

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		38,599
Class B Common Stock:
Series B Preferred Stock:		100

[Shareholder Signature Page to Shareholder Voting Agreement]

SHAREHOLDER:

	/s/ Geoffrey T. Gervasini
Name:	Geoffrey T. Gervasini

Telephone:	303-906-6006
Address:	5600 S. Alexander Ct.
	Greenwood Village, CO

Facsimile:
E-Mail:	toddgervasini@gmail.com

Number and Class or Series of Shares Beneficially Owned:
CIC Class A Common Stock :		14,750
Class B Common Stock:		13,352
Series B Preferred Stock:		0

[Shareholder Signature Page to Shareholder Voting Agreement]